The Perkin-Elmer Corporation
                      Estate Enhancement Plan
                            Agreement

This Agreement is hereby entered into between The Perkin-
Elmer Corporation (the "Corporation") and ________________
(the "Assignees"), as the Assignees of
_____________________ (the "Participant"), to be effective
_______________, pursuant to Participant's election for coverage under The Perkin-Elmer Corporation Estate
Enhancement Plan (the "Plan"). Assignees and Corporation hereby certify, acknowledge and agree as follows:

1. Corporation and Assignees shall cause to be issued by the Insurer a Survivorship Policy (the "Policy") insuring the lives of Participant and his spouse pursuant to the provisions of the Plan.

2. The Policy shall be owned by Corporation as provided in the Plan.

3. The Policy shall be a Stag Last Survivor Flexible
Premium Variable Life Insurance Policy issued by
Hartford Life Insurance Company with an "Option B" death benefit and an initial face amount of $___________.

4. The Policy's effective date shall be _____________.

5. Subject to the terms of the Plan, Corporation agrees to pay premiums as directed by Assignees.

6. Assignees have read and understand the provisions of the Plan, and agree that all terms and conditions specified in the Plan are hereby incorporated by reference as though fully set forth herein and form a part of this Agreement.


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THE PERKIN-ELMER CORPORATION

By:



____________________             ______________________________
Name of Assignee                 Signature of Assignee

                                 ______________________________
                                 Date





       Address of Assignee:     ______________________________

                                ______________________________




______________________________  ______________________________


Consent and Acknowledgment of Participant:
The undersigned Participant has elected to participate in the Plan and has read and understands the terms of the Plan and this Agreement, consents to the terms of this Agreement and agrees to be bound by and subject to the terms of this Agreement to the same extent as if Participant had been a party to this Agreement.


______________________________     ______________________________
Date                               Signature

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                 The Perkin-Elmer Corporation
                   Estate Enhancement Plan
                   Death Benefit Agreement


 THIS AGREEMENT is hereby entered into as of the _______ day of _______________, by and between THE PERKIN-
ELMER CORPORATION (the "Corporation") , and
_______________, (the "Director").

              W I T N E S S E T H   T H A T:

 WHEREAS, the Director is a member of the Corporation's
Board of Directors; and

 WHEREAS, the Director wishes to provide a death benefit for certain beneficiaries in the event of his/her death; and

 WHEREAS, the Corporation is willing to provide such death benefit in recognition of the Director's service as a member of the Corporation's Board of Directors; and

 WHEREAS, the Director and the Corporation wish to provide the terms and conditions upon which the Corporation will provide such death benefit.

 NOW, THEREFORE, the parties agree as follows:

Section 1. Terms. The following terms shall have the meaning specified in this Section.

  1.1 "Excess Equity Value" means the amount, if any, by which the Corporation's share of the death benefit received under the Insurance Policy exceeds the cumulative premiums paid by the Corporation with respect to the Insurance Policy.

  1.2 "Insurance Policy" means the policy of life insurance insuring the Director and Director's spouse, which is described in Exhibit A attached hereto.

  1.3 "Director's Beneficiary" shall mean the beneficiary selected to receive the death benefit in accordance with Section 3 hereof.

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 Section 2.	Death Benefit Obligation and Payment.
Upon the second to die of the Director and the Director's spouse, the Corporation shall pay a death benefit (the
"Death Benefit") to the Director's Beneficiary within thirty (30) days of the receipt by the Corporation of the proceeds of the Insurance Policy, equal to the Excess
Equity Value.

 Section 3. Election of Beneficiary. The Director shall select a beneficiary or beneficiaries to receive the Death Benefit by completing Exhibit B hereto. [Once such beneficiary has been designated, such designation is irrevocable.]

 Section 4. Unsecured General Creditor.
Notwithstanding anything herein to the contrary, the Corporation's obligation to pay the Death Benefit shall be that of an unfunded and unsecured promise of the
Corporation to pay money in the future and the Corporation shall not be under any obligation to apply the proceeds of the Insurance Policy in satisfaction of the obligation
under Section 2 above.  Neither the Director nor the
Director's designated beneficiary or beneficiaries shall
have any rights in the Insurance Policy or any other
property or assets of the Corporation.
	Section 5.	Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Connecticut.

 Section 6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Corporation and the Director, and their respective legal representatives, executors, administrators, heirs, beneficiaries, and permitted successors, assigns, and transferees.

 Section 7. Amendment. This Agreement may not be amended, altered or modified except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated excepted as provided herein.

 Section 8. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.


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 IN WITNESS WHEREOF, the parties have signed this
Agreement effective as of the date first written above.

By:  _____________________________________



Its: _____________________________________


______________________________________________
[Director]

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                       EXHIBIT A

              DESCRIPTION OF INSURANCE POLICY


Insurer         Policy Number     Face Amount    Date of Issue




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                       EXHIBIT B

              THE PERKIN-ELMER CORPORATION

                  DEATH BENEFIT AGREEMENT

             BENEFICIARY DESIGNATION FORM



 All payments required to be made under Section 2 of the DEATH BENEFIT AGREEMENT between The Perkin-Elmer
Corporation and ________________ shall be made to the following person(s):


Name of designated beneficiary:        ____________________________



Address of designated beneficiary:     ____________________________
                                       ____________________________



If the above-designated beneficiary does not survive me, the payments will be made to the following successor beneficiary:


Name of designated beneficiary:        ____________________________



Address of designated beneficiary:     ____________________________
                                       ____________________________


                                       ____________________________
                                       Signature of Director

                                       ____________________________
                                       Date




 Designation Form was received by the Secretary of the Company on _________________________.




                                       ____________________________
                                       Secretary



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